UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2010

Oracle Corporation

(Exact name of registrant as specified in charter)

Delaware	000-51788	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 506-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.05	Costs Associated with Exit or Disposal Activities.

Amendment of Sun Restructuring Plan

As previously disclosed in Oracle’s fiscal 2010 third quarter Form 10-Q, Oracle’s management had previously commenced its Sun Restructuring Plan (the “Sun Plan”) in connection with the integration of Sun Microsystems, Inc. (“Sun”), with estimated costs of $325 million, of which $235 million was recorded during the three and nine months ended February 28, 2010. On May 10, 2010, Oracle Corporation’s management extended its Sun integration plan to cover Europe and Asia and approved, committed to and initiated an amendment (the “Amendment”) to the Sun Plan. The Amendment further reduces the size of Oracle’s combined workforce primarily in Europe and Asia, eliminates redundant costs resulting from the acquisition of Sun and reflects improved efficiencies in operations. Oracle estimates the additional costs related to this Amendment to the Sun Plan will be between $675 million and $825 million, the substantial majority of which will require the outlay of cash. Oracle expects that $550 million to $650 million of these additional costs will be restructuring charges related principally to employee severance costs, $85 million to $115 million will relate to facilities costs and $40 million to $60 million will relate to contract termination costs. The additional costs related to the Amendment to the Sun Plan are expected to be incurred through calendar 2011. Notifications to affected employees began on May 28, 2010.

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding Oracle’s future financial position and results, are forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K. Oracle undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with Oracle’s business, please refer to the “Risk Factors” section of Oracle’s SEC filings, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Date: June 4, 2010	By:	/s/ JEFF EPSTEIN
	Name:	Jeff Epstein
	Title:	Executive Vice President and Chief Financial Officer